ARTISAN FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 29, 2010

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED JANUARY 28, 2010

ARTISAN INTERNATIONAL SMALL CAP FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s current prospectus and statement of additional information, both dated January 28, 2010, as amended November 29, 2010, are incorporated by reference into this summary prospectus.

Effective December 15, 2010, Artisan International Small Cap Fund’s (the “Fund”) ability to invest in emerging and less developed markets will increase from up to 25% to up to 50% of the Fund’s net assets at market value at the time of purchase. Accordingly, the following replaces any reference to the Fund’s investment strategy with respect to developed markets and emerging and less developed markets:

The Fund invests in developed markets and emerging and less developed markets. Investments in emerging and less developed markets are limited to no more than 50% of the Fund’s net assets at market value at the time of purchase.

Case Label # 00077777